UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2025

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BeyondSpring Inc.

(Exact name of registrant as specified in its charter)

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Cayman Islands	001-38024	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, West Side, 4th Floor, Suite 410

Florham Park, New Jersey 07932

(Address of Principal Executive Offices) (Zip Code)

+1 (646) 305-6387

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	BYSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2025, BeyondSpring Inc. (the “Company”) entered into a Preferred Share Purchase Agreement (each, “Purchase Agreement” and collectively, the “Purchase Agreements”) with each of Winning View Investment Limited, FULL TECH CORPORATE DEVELOPMENT LIMITED, and Mapfil Investment Limited (collectively, the “Buyers” and each, a “Buyer”) to sell an aggregate of 8,333,637 Series A-1 Preferred Shares (the “Shares”) of SEED Therapeutics Inc. (“SEED”), for an aggregate purchase price of approximately $35.4 million, or $4.25 per share. The Company and SEED Technology Limited (“SEED Technology”), a majority-owned indirect subsidiary of the Company (collectively, the “BYSI Entities”), are the major shareholders of SEED. Pursuant to the terms and subject to the conditions set forth in each Purchase Agreement, the Buyers have agreed to purchase Shares from the Company as follows: (1) Winning View Investment Limited has agreed to purchase from the Company 4,166,818 Shares for a purchase price of $17,708,976.50, in three installments: 750,027 Shares no later than February 24, 2025 (the “First Closing Date”), 1,666,727 Shares no later than December 15, 2025 (the “Second Closing Date”), and 1,750,064 Shares no later than December 15, 2026 (the “Third Closing Date”); (2) FULL TECH CORPORATE DEVELOPMENT LIMITED has agreed to purchase from the Company 1,388,940 Shares for a purchase price of $5,902,995.00, in three installments: 250,009 Shares no later than the First Closing Date, 555,576 Shares no later than the Second Closing Date, and 583,355 Shares no later than the Third Closing Date; and (3) Mapfil Investment Limited has agreed to purchase from the Company 2,777,879 Shares for a purchase price of $11,805,985.75, in three installments: 500,018 Shares no later than the First Closing Date, 1,111,152 Shares no later than the Second Closing Date, and 1,166,709 Shares no later than the Third Closing Date (the installments set out in the foregoing clauses (1)-(3), collectively, the “Closings” and each, a “Closing”).

Consummation of each Closing is subject to various conditions. No regulatory approval is required for the Closings, and the necessary consents and approvals under the SEED investment agreements have been obtained. The parties to each Purchase Agreement have made customary representations and warranties. Each Purchase Agreement also contains specified termination rights for the Company and each Buyer, including a mutual termination right in the event a Closing shall not have occurred by such specified date as set forth in each Purchase Agreement.

After each Closing, the BYSI Entities are expected to own approximately 41.02%, 28.02% and 14.37%, respectively, of the outstanding equity interest in SEED, calculated on an as-converted basis (excluding any shares that may be reserved under an employee stock ownership plan, or similar arrangement), after taking into account the issuance of an aggregate of 5,647,059 of the Series A-3 Preferred Shares in the first close of SEED’s financing as previously disclosed, and assuming there is no other change to SEED’s share capital prior to such Closing.

The foregoing description of the Purchase Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On January 28, 2025, the Company issued a press release announcing the transactions described above, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding: the timing of the consummation of the proposed transactions; the anticipated benefits of the proposed transactions; the Company’s anticipated progress, business plans, business strategy and clinical trials; the Company’s advancement of its pipeline and its research, development and clinical capabilities; the Company’s prioritization of its pipeline; and other statements that are not historical fact. These statements are based on the Company’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: delays in or the inability to satisfy the conditions to complete the potential transactions; the inability to recognize the anticipated benefits of the potential transactions; business disruption during the pendency of or following the potential transactions; the effects of macroeconomic conditions, including any geopolitical instability and actual or perceived changes in interest rates and economic inflation; and other risks, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 20-F for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

10.1	Purchase Agreement, dated January 24, 2025, between the Company and Winning View Investment Limited.
10.2	Purchase Agreement, dated January 24, 2025, between the Company and FULL TECH CORPORATE DEVELOPMENT LIMITED.
10.3	Purchase Agreement, dated January 24, 2025, between the Company and Mapfil Investment Limited.
99.1	Press release, dated January 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BeyondSpring Inc.

Date: January 28, 2025	By:	/s/ Lan Huang
Lan Huang
Chairperson and Chief Executive Officer